UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2003

LEFT RIGHT MARKETING TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

(formerly Global Gaming Technology, Inc.)

Delaware	02-0314487
(State of other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

6600 Amelia Earhart Court
Las Vegas, NV	89119
(Address of Principal Executive Office)	(Zip Code)

(702) 260-9305

(Registrant's Executive Office Telephone Number)

*THIS AMENDMENT IS BEING FILED TO AMEND THE FORM 8-K/A ORIGINALLY FILED ON OCTOBER 1, 2003, TO INCLUDE THE AUDIT OF LEFT RIGHT MARKETING & TECHNOLOGY, INC. (NV) AND THE UNAUDITED PRO FORMA FINANCIALS FOR LEFT RIGHT MARKETING & TECHNOLOGY, INC., A NEVADA CORPORATION AND LEFT RIGHT MARKETING TECHNOLOGY, INC., A DELAWARE CORPORATION AS A RESULT OF THE MERGER CONSUMMATED ON SEPTEMBER 29, 2003. NOTHING ELSE IN THE ORIGINAL 8-K/A IS BEING MODIFIED.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information as of June 30, 2003, which gives effect to the acquisition of all of the outstanding common shares of Left Right Marketing & Technology, Inc. ("LRMT-NV") (a Nevada Corporation) in exchange for 26,390,000 shares of common stock of Left Right Marketing & Technology, Inc. ("LRMT-DA") (formerly Global Gaming Technology, Inc.) (a Delaware Corporation).

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of LRMT-NV and LRMT-DA included in this memorandum.

The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on June 30, 2003. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of LRMT-NV for the period ended June 30, 2003 and LRMT-DA for the year ended June 30, 2003.

LEFT RIGHT MARKETING TECHNOLOGY, INC. (LRMT-DA) PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET As of June 30, 2003
				(Unaudited)
	Historical	Historical	Pro forma	Pro forma
ASSETS	LRMT (DA)	LRMT (NV)	Adjustments	LRMT (DA)
Current assets:
Cash and cash equivalents	$ 400	$ -	-	$ 400
Other assets	200	-	-	200
Total current assets	600	-		600

Total assets	$ 600	$ -		$ 600

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$ 9,500	$ -	-	$ 9,500
Accounts payable - related party	11,000	-	-	11,000
Accrued interest - related party	1,393,300	-	-	1,393,300
Notes payable - related party	841,500	-	-	841,500
Total current liabilities	2,255,300	-		2,255,300

Shareholders' equity
Common stock, $.001 par value	263,300	26,390(1)	-	289,690

Additional paid in capital	3,437,300	-	-	3,437,300
Accumulated (deficit)	(5,955,300)	(26,390)	-	(5,981,690)
Total shareholders' (deficit)	(2,254,700)	-		(2,254,700)

Total liabilities and shareholders' equity	$ 600	$ -	$ -	$ 600

(1) The merger occurred on September 29, 2003, at which time LRMT (NV) had 36,390,000 shares outstanding.

LEFT RIGHT MARKETING TECHNOLOGY, INC. (LRMT-DA) PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the year ended June 30, 2003
				(Unaudited)
	Historical	Historical	Pro forma	Pro forma
	LRMT (DA)	LRMT (NV)	Adjustments	LRMT (DA)

Revenue	$ -	$ -	-	$ -

Cost of sales	-	-	-	-

Gross Profit	-	-	-	-

Officer salaries	28,700	-	-	28,700
Interest	69,400	-	-	69,400
Consulting services	-	26,390(1)	-	26,390
Selling general and administrative expenses	20,400	-	-	20,400

Operating loss	118,500	26,390	-	144,890

Net loss	$ 118,500	$ 26,390	$ -	$ 144,890

Basic and diluted (loss) per common share	$ 0.02	$ 0.00		$ 0.00

Weighted average number of
common shares outstanding	5,266,212	26,390,000		31,656,212

(1) The merger occurred on September 29, 2003, at which time LRMT (NV) had 36,390,000 shares outstanding.

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

AUDITED FINANCIAL STATEMENTS

JUNE 30, 2003

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of

Left Right Marketing & Technology, Inc.

We have audited the accompanying balance sheet of Left Right Marketing & Technology, Inc. (a Nevada Corporation) as of June 30, 2003, and the related statement of income and accumulated deficit from inception (June 12, 2003) to June 30, 2003, changes in stockholders' equity, and cash flows for the one month ended June 30, 2003. All information included in these financial statements is the representation of the management of Left Right Marketing & Technology, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Left Right Marketing & Technology, Inc. as of June 30, 2003, and the result of its operations and its cash flows for the period ended June 30, 2003, in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As disclosed in Note 4 to the financial statements, the Company has had limited operations and has not established a long-term source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regards to these matters is also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

CFO Advantage, Inc.

November 4, 2003

Las Vegas, Nevada

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

BALANCE SHEET

AS OF JUNE 30, 2003

(AUDITED)

ASSETS

6/30/2003
CURRENT ASSETS
Cash	$ -
Total current assets	-

TOTAL ASSETS	$ -

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
Total liabilities	$ -

STOCKHOLDERS' EQUITY

Common stock, $0.001 par value, 50,000,000 shares authorized,
26,390,000, shares issued and outstanding as of June 30, 2003	26,390
Additional paid in capital - common stock	-
Accumulated deficit in development stage	(26,390)

Total stockholders' equity	-

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ -

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Balance Sheet.

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF INCOME AND ACCUMULATED DEFICIT

FOR THE PERIOD ENDED 6/30/03

(AUDITED)

Inception (6/12/2003) to 6/30/2003

REVENUES	$ -
COST OF REVENUES	-
GROSS PROFIT (LOSS)	-

EXPENSES:
Compensation expense - related party	26,390
Total expenses	26,390

DEFICIT IN DEVELOPMENT STAGE	(26,390)

ACCUMULATED DEFICIT, beginning of period	-

ACCUMULATED DEFICIT, end of period	$ (26,390)

PER SHARE INFORMATION:

Weighted average number of shares outstanding
(basic and diluted)	26,390,000

Earnings per share of common stock
(basic and diluted)	$ (0.001)

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with these Statements of Income and Accumulated Deficit.

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

INCEPTION THROUGH JUNE 30, 2003

(AUDITED)

	Common Stock Shares	Common Stock Amount	Additional Paid-in Capital	Income (Deficit)	Total Equity
Beginning balance as of
June 12, 2003		$	$ -	$ -	$ -

Issuance of common
stock for services	26,390,000	26,390	-	-	26,390

Deficit of the month ended
June 30, 2003	-	-	-	(26,390)	(26,390)

Balance at June 30, 2003	26,390,000	$ 26,390	$ -	$ (26,390)	$ -

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Statement of Changes in Stockholders' Equity.

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

INCEPTION THROUGH JUNE 30, 2003

(AUDITED)

Inception (6/12/2003) Through 6/30/2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Deficit from operations	$ (26,390)
Adjustments to reconcile net income to net cash provided
Stock issued for services - related party	26,390
Net cash used in operating activities	-

Balance at beginning of period	-
Net increase in cash	-
Balance at end of period	$ -

SUPPLEMENTAL INFORMATION:
Interest Paid	$ -
Taxes Paid	$ -

NON-CASH TRANSACTIONS
Number of shares issued for services	26,390,000

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Statement of Cash Flow.

NOTE 1 - ORGANIZATION AND PURPOSE

The Company was organized June 12, 2003 (Date of Inception) under the laws of the State of Nevada, as Left Right Marketing & Technology, Inc. The Company has been dormant and has had no operations since its inception, and in accordance with SFAS #7, the Company is considered a development stage company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company's policy is to prepare the financial statements on the accrual basis of accounting. The financial statements have been prepared on "development stage company" basis, which includes a balance sheet, income statement and statement of cash flows. The income statement and statement of cash flows include the descriptive caption "deficit accumulated during the development stage" in lieu of net profit (loss). The fiscal year end is June 30.

Cash and Cash Equivalents

The Company maintains its cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions, which affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

Prepaid Expenses

Prepaid expenses are prepayments made to secure the use of assets or the receipt of services at a future date.

Investments and Marketable Securities

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Inventory Valuation

Inventories are stated at the lower of cost or market, cost being determined on the first in, first out (FIFO) basis.

Equipment

Fixed assets acquired will be stated at cost. Expenditures that materially increase the life of the assets are capitalized. Ordinary maintenance and repairs are charged to expense as incurred. When assets are sold or otherwise disposed of, the cost and the related accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is recognized at that time. Depreciation is computed primarily on the straight-line method and accelerated method for financial statement purposes over the following estimated useful lives:

Computer Equipment	5 Years
Furniture & Fixtures	7 Years
Office Equipment	5 Years

There was no depreciation expense for the period from June 12, 2003 to June 30, 2003. There are no fixed assets at June 30, 2003.

Intangible Assets

The Company has adopted SFAS No. 142, "Goodwill and Other Intangible Assets", which requires that goodwill and other indefinite lived intangible assets are no longer amortized, but renewed annually, or sooner if deemed necessary, for impairment. Under guidance from SFAS No. 142, management had no goodwill or other intangible assets as of June 30, 2003.

Impairment of Long-Lived Assets

Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired.

Segment Reporting

The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of and Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Income Taxes

The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.

If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxed arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Summary of Non-Cash Transactions

There were non-cash transactions during the period from June 12, 2003 through June 30, 2003, discussed in Note 3.

Stock Based Compensation

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans. The Company has issued its common stock as compensation to non-employees. The Company measures the amount of stock-based compensation based on the fair value of the equity instrument issued or the services or goods provided as of the earlier of (1) the date at which an agreement is reached with the non-employee as to the number of shares to be issued for performance, or (2) the date at which the non-employees' performance is complete.

Revenue Recognition

The Company has not commenced operations nor recognized revenue during the period ended June 30, 2003. The Company will establish its revenue recognition policies upon commencement of its principal operations.

Research and Development

The Company expenses its research and development in the periods incurred.

Reporting the Costs of Start-Up Activities

Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance of the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Comprehensive Income

Statements of Financial Accounting Standards No. 130, Reporting Comprehensive Income (SFAS 130), requires that total comprehensive income be reported in the financial statements. The Company does not have any items considered to be other comprehensive income for the month ended June 30, 2003

Earnings (Loss) Per Share Calculations

Basic earnings per common share, ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. The weighted-average number of common shares outstanding for computing basic EPS was 26,390,000 for the period from June 12, 2003 to June 30, 2003. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. The weighted-average number of common shares outstanding for computing diluted EPS was equal to the basic earnings per share for the period from June 12, 2003 to June 30, 2003.

Statement of Cash Flows

The statement of cash flows classifies changes in cash and cash equivalents according to operating, investing, or financing activities. For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with maturity of three months or less to be cash equivalents.

Advertising

Advertising costs are expensed when incurred. There were no advertising expenses for the month ended June 30, 2003.

NOTE 3 - STOCKHOLDERS' EQUITY

Stock Issuances

A chronological history of Stockholders' Equity is as follows:

June 12, 2003 (Date of inception) - Left Right Marketing & Technology, Inc. under the laws of the State of Nevada. The Company is authorized to issue 50,000,000 shares of its $0.001 par value common stock.

June 30, 2003- Left Right Marketing & Technology, Inc. issued 26,390,000 shares to the following individuals in exchange for services:

The Company issued to Richard M. "Mick" Hall, 23,390,000 shares of $0.001 par value common stock in exchange for services in the amount of $23,390 of which $23,390 is considered common stock and there is $0 in additional paid in capital.

The Company issued to Dan Dietrich, 2,000,000 shares of $0.001 par value common stock in exchange for services in the amount of $2,000 of which $2,000 is considered common stock and there is $0 in additional paid in capital.

The Company issued to Thomas S. Nieman, 1,000,000 shares of $0.001 par value common stock in exchange for services in the amount of $1,000 of which $1,000 is considered common stock and there is $0 in additional paid in capital.

There were no additional shares issued during the period from June 12, 2003 to June 30, 2003.

All of these shares were issued in accordance with Section 4(2) of the Securities Act of 1933.

NOTE 4 - GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and it has not generated any significant revenues. In order to obtain the necessary capital, the Company intends to raise funds via an offering of its securities registered with the US Securities and Exchange Commission or in a private placement offering exempt from federal registration with the SEC. The Company is dependent upon its ability to secure equity and/or debt financing and there are no assurances that the Company will be successful, without sufficient financing it would be unlikely for the Company to continue as a going concern.

NOTE 5 - WARRANTS AND OPTIONS

As of June 30, 2003, there are no warrants or options outstanding to acquire any additional shares of common stock that are not disclosed in the equity section of the balance sheet.

NOTE 6 - INCOME TAXES

The company accounts for income taxed under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

U.S. federal statutory rate	34.0%
Valuation reserve	(34.0%)
Total	-%

As of June 30, 2003, the Company has a net operating loss carry forward of approximately $26,390 for tax purposes, which will be available to offset future taxable income. If not used, this carry forward will expire in 2022. The deferred tax asset relating to the operation loss carry forward has been fully reserved at June 30, 2003.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 8 - RECENT PRONOUNCEMENTS

In April 2002, the Financial Accounting Standards Board released SFAS 145 which is to be applied starting with fiscal years beginning after SFAS 145 eliminate SFAS 4 "Reporting Gains and Losses from Extinguishments of Debt" and thus allows for only those gains or losses on the extinguishments of debt that meet the criteria of extraordinary items to be treated as such in the financial statements. SFAS No. 145 also amends SFAS 13, "Accounting for Leases" to require sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The adoption of SFAS No. 145 had no effect on the Company's reported financial positions, results of operations or cash flows.

In June 2002, the Financial Accounting Standards Board released SFAS 146 which is to be applied starting with fiscal years beginning after December 31, 2002. SFAS 146 addresses significant issues regarding the recognition, measurement and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance set forth in EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity". The Company will adopt this standard as required on January 1, 2003. Adoption of the standard is not expected to have a material financial statement impact on the Company.

In November 2002, the FASB issued FASB Interpretation ("FIN") No. 45, "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others", an interpretation of FIN No. 5, 57 and 107, and rescission of FIN No. 34, "Disclosure of Indirect Guarantees of Indebtedness of Others". FIN 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after June 30, 2003; while, the provisions of the disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The company believes that the adoption of such interpretation will not have a material impact on its financial position or results of operations and will adopt such interpretation during fiscal year 2003, as required.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 also requires that disclosures of the pro forma effect of using the fair value method of accounting for stock-based employee compensation be displayed more prominently and in a tabular format. Additionally, SFAS No. 148 requires disclosure of the pro forma effect in interim financial statements. The transition and annual disclosure requirements of SFAS No. 148 are effective immediately. The interim disclosure requirements are effective for the first quarter of 2003. The adoption of SFAS No. 148 did not have a material effect on the Company's results of operations or financial condition.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. Adoption of this standard is not expected to have a material financial statement impact on the Company.

NOTE 9 - SUBSEQUENT EVENTS

On August 7, 2003, the Company issued 5,000,000 shares of its $0.001 par value common stock to an investor for cash totaling $200,000.

On September 5, 2003, the Company issued 5,000,000 shares of its $0.001 par value common stock to an investor for cash totaling $300,000.

Merger

On September 29, 2003, the Company exchanged 100% of its outstanding $0.001 par value common stock for 36,390,000 shares of Left Right Marketing Technology, Inc., a Delaware corporation pursuant to a reverse merger.

2(a)*	Agreement and Plan of Merger between Left Right Marketing Technology, Inc. (DE), Global Gaming Technologies, Inc. (NV) and Left Right Marketing & Technology, Inc. (NV)
3(i)(a)*	Certificate of Amendment for Left Right Marketing Technology, Inc. (DE)
3(i)(b)*	Articles of Incorporation for Left Right Marketing & Technology, Inc (NV)
3(i)(c)*	Certificate of Merger between Global Gaming Technologies, Inc. (NV) and Left Right Marketing & Technology, Inc (NV)
3(ii)(a)*	Bylaws for Left Right Marketing Technology, Inc. (DE)
3(ii)(b)*	Bylaws for Left Right Marketing & Technology, Inc (NV)
10*	Letter of Intent between Crazy Grazer and Left Right Marketing Technology, Inc. (DE)
99*	Press Release dated September 30, 2003

______

* Filed in Form 8-K/A on October 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            LEFT RIGHT MARKETING TECHNOLOGY, INC.

                                                                            By /s/ Richard M. "Mick" Hall

                                                                                Richard M. "Mick" Hall, CEO/President

Date: November 13, 2003